Subsequent Events	12 Months Ended
Dec. 31, 2015
Subsequent Events [Abstract]
Subsequent Events

NOTE 11 - SUBSEQUENT EVENTS

The Company evaluates events that have occurred after the balance sheet date but before the financial statements are issued.

Effective February 12, 2016, and in exchange for the consents given to the Company by the purchasers and the Secured Parties in connection with the WVH transaction, the Company, the Secured Parties, and the Purchasers agreed, to the following amendments to Notes issued on December 8, 2016.

1.	From the Issuance Date of the Note up to and including April 15, 2016, the Holder (as defined in the Notes) shall trade no more than 5% of the intra-day volume of the Common Stock (as defined in the Notes). After April 15, 2016, the Holder shall trade no more than 10% of the intra-day volume of the Common Stock. However, if the Common Stock closes below $0.40 or above $2.00 or an Event of Default (as defined in the Notes) occurs and is continuing, the foregoing restrictions (the “Restrictions”) shall be removed. If the Common Stock closes below $0.40, then, with respect to the Note, the Holder shall trade no more than the greater of (i) $7,500 of Common Stock per Trading Day (as defined in the Notes) of (ii) 10% of the intraday volume of the Common Stock. If the Common Stock subsequently closes between $0.41 and $1.99 or the Company cures any Event of Default, the Restrictions shall be reinstated.

2.	The “Market Price” for conversions was revised to mean 85% of the average of the five (5) lowest daily Weighted Average Prices in the prior thirty (30) Trading Days as opposed to (5) Trading Days in the original note agreement. All such determinations to be appropriately adjusted for any stock split, stock dividend, stock combination, reclassification or other similar transaction during such Measuring Period”.

3.	So long as the Note is outstanding, including, without limitation, during the periods that the Holder holds any Common Stock underlying the Note, the Holder agrees not to sell the Common Stock short or participate in any hedging activities, either directly or indirectly through its affiliates, principals or advisors.

On February 23, 2016, the exercise price for the June 2014 Warrants, was amended to $0.50 as an incentive to induce the June Purchasers, to exercise the June Warrants.

On March 11, 2016, the Company issued a promissory note with a principal amount of $400,000 to an accredited Purchaser. The promissory note matures on April 25, 2016, and bears interest at a rate of 12% per annum.

On March 25, 2016, the Company received proceeds of $50,000 in connection with the exercise of 100,000 warrants into 100,000 shares of common stock at an exercise price of $0.50 per share.

On various dates during the first quarter 2016, certain purchasers of the convertible notes issued and exchanged on December 8, 2015 converted $2,707,147 of principal and accrued interest into 12,288,279 shares of common stock.

On April 8, 2016, the Company sold an aggregate of 2,500,000 shares of the Company’s Series A Convertible Preferred Stock, par value $.0001 per share for an aggregate purchase price of $2,500,000.